UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 26, 2020

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 2.02 and 7.01.   Results of Operations and Financial Condition and Regulation FD Disclosure

In the first quarter of 2020, S&P Global Inc. (the “Registrant” or the "Company") changed its allocation methodology for allocating its centrally managed technology-related expenses to its reportable segments to more accurately reflect each segments respective usage. There was no impact on the Company's historical consolidated balance sheets, consolidated statements of income, and consolidated statements of cash flows as a result of this change.

The Company is furnishing this Form 8-K to provide investors with historical segment financial information that is consistent with its new allocation methodology. Exhibit 99 provides unaudited segment financial information which reflects the allocation methodology change to technology-related expenses for each of the four quarters and the full years of 2019 and 2018 and does not represent a restatement of the Company's previously issued consolidated financial statements.

The recast financial information is attached as Exhibit 99 to this Form 8-K and is incorporated in this Item 2.02 and Item 7.01 by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Use of Non-GAAP Financial Measures

Non-GAAP financial measures contained in the exhibits to this report are derived from the Company's financial statements. This Non-GAAP information is provided in order to allow investors to make meaningful comparisons of the Company's operating performance between periods and to view the Company's business from the same perspective of Company management. The Company has included reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated in accordance with GAAP on Exhibit 99.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

(99)        Recast segment financial information of the Registrant for each of the four quarters and full years of 2019 and 2018
(104)    Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Associate General Counsel

Dated:  March 26, 2020

INDEX TO EXHIBITS

Exhibit Number

(99)    Recast segment financial information of the Registrant for each of the four quarters and full years of 2019 and 2018
(104)    Cover Page Interactive Data File (formatted as Inline XBRL)